                                                                 Exhibit (a)(14)

                           ING VARIABLE PRODUCTS TRUST

                          ABOLITION OF SERIES OF SHARES

                             OF BENEFICIAL INTEREST

         The undersigned, being a majority of the Trustees of ING Variable Products Trust, a Massachusetts business trust (the "Trust"), acting pursuant to
Section 5.11(f) and Section 8.2 of the Trust's Declaration of Trust, dated December 17, 1993, as amended, hereby abolish the ING VP Emerging Countries Portfolio, and the establishment and designation thereof, there being no shares of such series currently outstanding.

Dated:  February 25, 2003
      ---------------------------------

/s/  Paul S. Doherty                            /s/ Jock Patton
-------------------------------                -------------------------------
Paul S. Doherty, as Trustee                    Jock Patton, as Trustee

/s/  J. Michael Earley                         /s/ David W.C. Putnam
-------------------------------                -------------------------------
J. Michael Earley, as Trustee                  David W.C. Putnam, as Trustee

/s/  R. Barbara Gitenstein                     /s/ Blaine E. Rieke
-------------------------------                -------------------------------
R. Barbara Gitenstein, as Trustee              Blaine E. Rieke, as Trustee

/s/ R. Glenn Hilliard                          /s/ John G. Turner
-------------------------------                -------------------------------
R. Glenn Hilliard, as Trustee                  John G. Turner, as Trustee

/s/ Walter H. May                              /s/ Roger B. Vincent
-------------------------------                -------------------------------
Walter H. May, as Trustee                      Roger B. Vincent, as Trustee

/s/ Thomas J. McInerney                        /s/ Richard A. Wedemeyer
-------------------------------                -------------------------------
Thomas J. McInerney, as Trustee                Richard A. Wedemeyer, as Trustee